UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Real Estate Fund, Inc.

150 South Warner Road, Suite 460

King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0888

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2012

STRATTON
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

In many ways we have a green economy as the news flow is constantly recycled: Greece, Spain, Italy, Energy Prices, Iran, Housing, and China. None of these issues seem to abate; we appear to have nothing more than a merry-go-round of news topics that the media constantly rotates. How many years or even decades have we talked about sanctions on Iran or the effects of higher energy prices? Having examined the data, we believe that the U.S. economy is experiencing an economic slowdown, and not another recession. We look for muted GDP growth of about 2% which is not robust, but it is not negative.

We acknowledge that we are witnessing a global slowdown. We are encouraged by the fact that over the past nine months there have been 172 stimulative policy initiatives announced by central banks around the world, 39 of these easing moves out of China alone.

We are also heartened by several recent economic data points such as unemployment claims, auto sales, vehicle production, flat-to-improving housing numbers and consumer confidence. Another positive emanating from the global slowdown is that commodity prices and input costs have fallen sharply which, in turn, can act as a stimulus. On the home front, natural gas prices in the U.S. are extremely attractive versus the rest of the world. The sheer magnitude of the shale gas boom has a broader implication of a sustainable American competitive advantage. From a geo-political standpoint, the lessened dependence on the Middle East and other foreign producers could be a game-changer. If you missed our April Stratton Letter on this topic, please visit www.strattonmgt.com/archives.htm.

Stocks are now trading at approximately 11 to 12 times earnings, which we see as attractively valued. However, very few investors see it as an opportunity on which to capitalize. World-wide, and certainly in the U.S., money continues to flow heavily into bond funds. With interest rates near all-time lows, our view is that this is a misguided choice. The dividend yield on the S&P 500 is at a historic premium to the yield on a 10-year U.S. Treasury bond. It may be a contrarian view these days, but compared to bonds, equities have never looked better to us.

Sincerely yours,

John A. Affleck, CFA
Chairman
August 15, 2012

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, August 2012. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Multi-Cap Fund — Shawn M. Gallagher, CFA

For the second quarter of 2012, the Stratton Multi-Cap Fund posted a total return of -6.66% compared to the Russell 3000® Value Index return of -2.26%. For the first half of 2012, the Stratton Multi-Cap Fund produced a total return of +5.12% versus the Russell 3000® Value Index return of +8.64%.

After a strong first quarter, stocks swooned in April and May as the Russell 3000® Index experienced a price decline of more than 9%, just shy of a 10% “correction.” In June, however, equities were able to muster a rally of over 6%, helped by accommodative actions by global central banks, as well as some signs of progress in Europe. However, this wasn’t enough to erase the declines of the first two months and the Index ended the second quarter in modestly negative territory. Global growth concerns, particularly related to continued woes in the Eurozone, as well as incremental signs of softness in the Chinese economy, dominated the headlines during the second quarter. In sharp contrast to the first quarter, defensive-oriented strategies outperformed. Telecom, Utilities, Consumer Staples, and Health Care led the market and were the only economic sectors to post positive absolute returns.

The Stratton Multi-Cap Fund underperformed its benchmark, the Russell 3000® Value Index, during the second quarter largely due to the defensive leadership among equities. The Fund’s underexposure to the two best performing sectors in the Index, Telecom and Utilities, was the biggest drag on performance. In addition, stock selection within the Energy sector detracted from relative performance as energy service providers National Oilwell Varco, Inc. (1.8%), Superior Energy Services, Inc. (1.0%), Transocean, Ltd. (1.3%), and Weatherford International, Ltd. (1.1%) underperformed in one of the hardest hit sectors during the market’s decline.

There were a few bright points during the second quarter in terms of the Fund’s relative performance. Stock selection within Technology boosted relative performance as Fund holdings Fiserv, Inc. (2.4%), and Oracle Corp. (2.4%) posted positive returns and outperformed sector peers, helped in part by their relatively high-quality profiles. Relative performance was also helped by the Fund’s underweight position in the Financial sector, which lagged the overall market during the quarter. Finally, the Fund benefitted from positive stock selection within the Basic Materials sector, driven by fertilizer producers CF Industries Holdings, Inc. (1.9%) and Agrium, Inc. (1.8%) as global agricultural fundamentals remained strong.

The Fund remains positioned for a generally positive environment for equities as we expect domestic economic data to continue its positive, albeit sub-optimal, trend. Moreover, it is our view that the combination of falling inflation, coordinated global central bank monetary easing, and continued signs of relative economic strength within the U.S. will provide meaningful support to stocks.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Multi-Cap Fund — Shawn M. Gallagher, CFA

Since the beginning of the year we have taken steps to broaden the Fund, both in terms of sector and market capitalization exposures. Going forward, we will maintain our broad focus in an effort to identify undervalued companies with catalysts for share price appreciation.

Portfolio holdings are as of 6/30/12. They are subject to change and risk at any time. The Fund may invest in any size market capitalization, and an investment in a small or mid-cap stock may subject the Fund to greater earnings and price volatility. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or if they remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trusts (“REITs”), which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.18%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA

While broad market sentiment turned downward in the second quarter of 2012, as demonstrated by negative returns by the major indices, investors sought shelter in REITs. The Stratton Real Estate Fund produced a net return of +3.22% in the quarter ended June 30, 2012 and +14.24% in the first half of the year. The Fund’s 2Q performance compares to the +3.75% return of the MSCI U.S. REIT Index (+14.89% year-to-date) and the +4.00% quarterly return of the FTSE NAREIT All Equity REITs Index (+14.91% year-to-date).

Within the REIT group, Health Care was the top 2Q performer. The combination of a defensive rotation and the Supreme Court’s affirmative decision on the Patient Protection and Affordable Care Act’s legality drove the sub-sector to a +10.24% total return. Retail and Self-Storage, which respectively returned +5.58% and +5.02%, were also strong performers. Lodging (-0.73% return) and Industrial (-2.56% return), the most cyclical asset classes and best 1Q performers, were the only negative subsectors in 2Q.

Second quarter Fund performance relative to the MSCI U.S. REIT Index was helped by strong stock selection in the aforementioned weak Lodging and Industrial sectors. Our overweight in EastGroup Properties, Inc. (3.5%) versus larger peer Prologis, Inc. (2.0%) drove outperformance. In Lodging, our overweight position in Sunstone Hotel Investors, Inc. (1.7%) was a key differentiator. These positives were offset by an underweight position in Self Storage and poor stock selection in Office, where Lexington Realty Trust (2.6%) underperformed following a strong 1Q.

We increased the Fund’s exposure to Retail REITs in the second quarter of 2012, adding to our holdings of both mall and shopping center-focused companies including Simon Property Group, Inc. (5.7%) and Acadia Realty Trust (2.4%). Though consumer spending has slowed, large-scale retailer bankruptcies have abated and chain-store operators are looking to expand in high-density trade areas, boosting our outlook for the subsector. We reduced our Lodging allocation with the sale of Starwood Hotels & Resorts Worldwide, Inc. The decision to sell Starwood was a combination of profit taking and the desire to limit exposure to overseas assets. Changes within our Office and Industrial holdings were geographically driven – we eliminated our positions in Liberty Property Trust and Washington REIT to reduce exposure to Washington, DC’s stagnant office market. We added data center operator DuPont Fabros Technology, Inc. (“DFT”) (2.1%) in April, and the early arrival of our expected catalyst (leasing above expectations) resulted in DFT becoming our top performing stock for the second quarter of 2012.

Looking ahead, we see little reason for the REIT sector’s primary drivers to change; a tepid economic recovery is dissuading developers from constructing new commercial real estate, tenants remain biased toward the high-quality locations controlled by many REITs, mortgage lenders favor publicly-traded companies’ relatively low leverage and transparent financials,

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA

and interest rates show no sign of rising. We believe these factors will persist so long as the U.S. economy remains in goldilocks mode: not so hot as to drive development, promote rotation to higher-risk stocks, and increase interest rates; not so cold as to cause retrenchment in tenant demand. While absolute returns remain susceptible to broader macro economic concerns, we remain positive on the REIT sector’s relative outlook.

Portfolio holdings are as of 6/30/12. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.03%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA

For the second quarter of 2012, the Stratton Small Cap Value Fund posted a total return of -4.63% compared to the Russell 2000® Value Index return of -3.01%. For the first half of 2012, the Fund posted a return of +4.78% compared to the Russell 2000® Value Index return of +8.23%.

Weakening global economic data brought the market’s early-2012 momentum to a halt, with the Russell 2000® Index posting a return of -3.46% during the second quarter of 2012. Signs of short-term stability in Europe as well as hopes for future Fed action sparked an 8% rally in early-June but could not erase the declines of April and May. Defensive sectors and stocks possessing defensive fundamental characteristics outperformed during the second quarter as investors adopted a “risk off ” investment posture.

The defensive investment climate is evident in the performance of the Fund’s holdings during the second quarter as the Utilities, Health Care and Consumer Staples sectors were the only groups posting positive returns. The more cyclical Technology, Producer Durables and Energy sectors were the worst performing sectors within the portfolio during the second quarter.

Relative performance was adversely impacted by the Fund’s Financial Services sector underweight as the group performed reasonably well during the negative quarter, due largely to the strong performance of the REIT industry. Negative stock selection within the Financial Services, Producer Durables, Technology and Energy sectors also hurt relative performance during the quarter.

Relative performance was aided by positive stock selection within the Consumer Discretionary, Materials & Processing, Health Care and Utilities sectors.

Portfolio holdings are as of 6/30/12. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA

volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.20%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2012 (unaudited)

Stratton Multi-Cap Fund

	June 30, 2012	December 31, 2011
Net Assets	$50,514,853	$52,374,288
Net Asset Value Per Share	$34.32	$32.65
Shares Outstanding	1,471,691	1,604,015

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)		Eliminated Holdings
Actuant Corp. Class A (1.3%)	Medicis Pharmaceutical	Air Products & Chemicals, Inc.	Prudential Financial, Inc.
Affiliated Managers Group,	Corp. Class A (2.0%)	Alpha Natural Resources, Inc.	Schnitzer Steel Industries,
Inc. (1.8%)	Moog, Inc. Class A (1.6%)	Anadarko Petroleum Corp.	Inc. Class A
ANN, Inc. (1.3%)	ON Semiconductor	ConocoPhillips	Target Corp.
Cabela’s, Inc. (1.3%)	Corp. (1.0%)	CSX Corp.	Tyco International, Ltd.
Chicago Bridge & Iron Co.	Phillips 66 (2.2%)	GrafTech International, Ltd.
N.V. (2.0%)	Southwest Gas Corp. (1.8%)	Harris Corp.
EastGroup Properties, Inc. (1.8%)	SVB Financial Group (1.5%)	Honeywell International, Inc.
Fiserv, Inc. (2.4%)	Torchmark Corp. (2.2%)	Kohl’s Corp.
Halliburton Co. (1.0%)	United Rentals, Inc. (1.6%)	MetLife, Inc.
JPMorgan Chase & Co. (2.1%)	Weatherford International,	The Mosaic Co.
Kodiak Oil & Gas Corp. (0.9%)	Ltd. (1.1%)

Sector Categories (% of Net Assets)
Technology	15.4%	Industrial	6.2%	Insurance/Services	2.2%
Banking/Financial	14.3%	Basic Materials	5.5%	REITs	1.8%
Energy	13.6%	Capital Goods	4.4%	Consumer Durable	1.7%
Retailing	11.7%	Utilities	3.3%	Aerospace/Defense	1.6%
Health Care	11.0%	Transportation	2.4%

Ten Largest Holdings*
	Market Value	% of NA
Apple, Inc.	$1,460,000	2.9%
CVS Caremark Corp.	1,401,900	2.8
Macy’s, Inc.	1,374,000	2.7
Occidental Petroleum Corp.	1,286,550	2.5
Fiserv, Inc.	1,227,740	2.4
Abbott Laboratories	1,224,930	2.4
PNC Financial Services Group, Inc.	1,222,200	2.4
Union Pacific Corp.	1,193,100	2.4
Oracle Corp.	1,188,000	2.4
International Business Machines Corp.	1,173,480	2.3
	$12,751,900	25.2%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2012 (unaudited)

Stratton Real Estate Fund

	June 30, 2012	December 31, 2011
Net Assets	$84,081,656	$78,320,845
Net Asset Value Per Share	$30.36	$26.98
Shares Outstanding	2,769,879	2,902,599

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
CubeSmart (1.9%)	Apartment Investment &	Starwood Hotels & Resorts
DuPont Fabros Technology,	Management Co. Class A	Worldwide, Inc.
Inc. (2.1%)	DCT Industrial Trust, Inc.	Urstadt Biddle Properties, Inc.
RLJ Lodging Trust (1.9%)	Hospitality Properties Trust	Class A
	Liberty Property Trust	Washington Real Estate
	Medical Properties Trust, Inc.	Investment Trust

Sector Categories (% of Net Assets)
Apartments	18.6%	Shopping Centers	8.7%
Regional Malls	14.2%	Diversified	7.4%
Health Care	14.0%	Industrial	5.5%
Office	12.1%	Net Lease	2.5%
Lodging	10.4%	Storage	2.0%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$4,787,634	5.7%
EastGroup Properties, Inc.	2,931,500	3.5
Ventas, Inc.	2,524,800	3.0
Equity Residential	2,494,400	3.0
LaSalle Hotel Properties	2,476,900	2.9
American Campus Communities, Inc.	2,473,900	2.9
HCP, Inc.	2,428,250	2.9
SL Green Realty Corp.	2,407,200	2.9
Mid-America Apartment Communities, Inc.	2,388,400	2.8
Health Care REIT, Inc.	2,332,000	2.8
	$27,244,984	32.4%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2012 (unaudited)

Stratton Small Cap Value Fund

	June 30, 2012	December 31, 2011
Net Assets	$795,405,752	$771,646,158
Net Asset Value Per Share	$52.17	$49.79
Shares Outstanding	15,245,475	15,496,831

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Actuant Corp. Class A (1.5%)	Blue Coat Systems, Inc.
Cardtronics, Inc. (1.1%)	Complete Production Services, Inc.
Kodiak Oil & Gas Corp. (0.9%)	Prologis, Inc.

Sector Categories (% of Net Assets)
Banking/Financial	16.8%	Utilities	7.0%	Business Services	2.9%
Industrial	12.6%	Health Care	5.8%	Consumer Durable	2.4%
Technology	11.5%	Consumer Staples	5.6%	Aerospace/Defense	1.9%
Retailing	9.0%	Energy	5.4%	Insurance/Services	1.1%
REITs	8.6%	Basic Materials	4.7%

Ten Largest Holdings*
	Market Value	% of NA
Jarden Corp.	$18,909,000	2.4%
EnerSys	18,218,865	2.3
Casey’s General Stores, Inc.	18,127,627	2.3
Chicago Bridge & Iron Co. N.V.	18,034,796	2.3
Silgan Holdings, Inc.	17,844,420	2.2
United Rentals, Inc.	16,480,160	2.1
Harris Teeter Supermarkets, Inc.	16,457,485	2.1
PAREXEL International Corp.	16,091,100	2.0
Ventas, Inc.	16,068,395	2.0
West Pharmaceutical Services, Inc.	15,959,889	2.0
	$172,191,737	21.7%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.1%
Aerospace/Defense – 1.6%
Moog, Inc. Class A†	19,000	$785,650

Banking/Financial – 14.3%
Affiliated Managers Group, Inc.†	8,500	930,325
American Express Co.	18,000	1,047,780
Ameriprise Financial, Inc.	20,000	1,045,200
JPMorgan Chase & Co.	30,000	1,071,900
PNC Financial Services Group, Inc.	20,000	1,222,200
SVB Financial Group†	13,000	763,360
U.S. Bancorp	35,000	1,125,600

		7,206,365

Basic Materials – 5.5%
Agrium, Inc.	10,000	884,700
CF Industries Holdings, Inc.	5,000	968,700
Freeport-McMoRan Copper & Gold, Inc.	27,000	919,890

		2,773,290

Capital Goods – 4.4%
Deere & Co.	14,000	1,132,180
General Electric Co.	51,000	1,062,840

		2,195,020

Consumer Durable – 1.7%
Ford Motor Co.	90,000	863,100

Energy – 13.6%
Apache Corp.	10,000	878,900
Halliburton Co.	18,000	511,020
Kodiak Oil & Gas Corp.†	56,000	459,760
National Oilwell Varco, Inc.	14,000	902,160
Occidental Petroleum Corp.	15,000	1,286,550
Phillips 66	34,000	1,130,160
Superior Energy Services, Inc.†	25,000	505,750
Transocean, Ltd.†	15,000	670,950
Weatherford International, Ltd.†	43,000	543,090

		6,888,340

Health Care – 11.0%
Abbott Laboratories	19,000	1,224,930
Becton, Dickinson & Co.	10,000	747,500
Medicis Pharmaceutical Corp. Class A	29,000	990,350
Thermo Fisher Scientific, Inc.	21,000	1,090,110
Warner Chilcott PLC Class A†	30,000	537,600
Zimmer Holdings, Inc.	15,000	965,400

		5,555,890

	Number of Shares	Market Value (Note 1)
Industrial – 6.2%
Actuant Corp. Class A	24,000	$651,840
Chicago Bridge & Iron Co. N.V.	26,000	986,960
MasTec, Inc.†	46,000	691,840
United Rentals, Inc.†	24,000	816,960

		3,147,600

Insurance/Services – 2.2%
Torchmark Corp.	22,000	1,112,100

REITs – 1.8%
EastGroup Properties, Inc.	17,000	906,100

Retailing – 11.7%
ANN, Inc.†	26,000	662,740
Cabela’s, Inc.†	18,000	680,580
CVS Caremark Corp.	30,000	1,401,900
Darden Restaurants, Inc.	20,000	1,012,600
Macy’s, Inc.	40,000	1,374,000
VF Corp.	6,000	800,700

		5,932,520

Technology – 15.4%
Apple, Inc.†	2,500	1,460,000
Fiserv, Inc.†	17,000	1,227,740
Google, Inc. Class A†	2,000	1,160,140
International Business Machines Corp.	6,000	1,173,480
Microsoft Corp.	35,000	1,070,650
ON Semiconductor Corp.†	72,000	511,200
Oracle Corp.	40,000	1,188,000

		7,791,210

Transportation – 2.4%
Union Pacific Corp.	10,000	1,193,100

Utilities – 3.3%
Energen Corp.	17,000	767,210
Southwest Gas Corp.	21,000	916,650

		1,683,860

Total Common Stocks (Cost $45,197,706)		48,034,145

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 5.0%
BNY Mellon Cash Reserve 0.05%, due 07/02/12	$2,515,591	$2,515,591

Total Short-Term Investments (Cost $2,515,591)		2,515,591

Total Investments — 100.1% (Cost $47,713,297*)		50,549,736
Liabilities in Excess of Other Assets — (0.1%)		(34,883)

NET ASSETS — 100.0%		$50,514,853

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Aggregate cost is $47,713,297 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$6,130,125
Gross unrealized depreciation	(3,293,686)

Net unrealized appreciation	$2,836,439

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Apartments – 18.6%
American Campus Communities, Inc.	55,000	$2,473,900
AvalonBay Communities, Inc.	15,000	2,122,200
Camden Property Trust	30,000	2,030,100
Equity Residential	40,000	2,494,400
Home Properties, Inc.	30,000	1,840,800
Mid-America Apartment Communities, Inc.	35,000	2,388,400
UDR, Inc.	90,000	2,325,600

		15,675,400

Diversified – 7.4%
Digital Realty Trust, Inc.	30,000	2,252,100
DuPont Fabros Technology, Inc.	62,000	1,770,720
Lexington Realty Trust	258,255	2,187,420

		6,210,240

Health Care – 14.0%
HCP, Inc.	55,000	2,428,250
Health Care REIT, Inc.	40,000	2,332,000
Healthcare Realty Trust, Inc.	55,000	1,311,200
Omega Healthcare Investors, Inc.	50,000	1,125,000
Universal Health Realty Income Trust	50,000	2,076,500
Ventas, Inc.	40,000	2,524,800

		11,797,750

Industrial – 5.5%
EastGroup Properties, Inc.	55,000	2,931,500
Prologis, Inc.	50,000	1,661,500

		4,593,000

Lodging – 10.4%
Host Hotels & Resorts, Inc.	100,000	1,582,000
LaSalle Hotel Properties	85,000	2,476,900
Marriott International, Inc. Class A	40,000	1,568,000
RLJ Lodging Trust	90,000	1,631,700
Sunstone Hotel Investors, Inc.†	131,414	1,444,240

		8,702,840

	Number of Shares	Market Value (Note 1)
Net Lease – 2.5%
National Retail Properties, Inc.	75,000	$2,121,750

Office – 12.1%
Alexandria Real Estate Equities, Inc.	30,000	2,181,600
Boston Properties, Inc.	10,000	1,083,700
Brandywine Realty Trust	90,000	1,110,600
Highwoods Properties, Inc.	50,000	1,682,500
Mack-Cali Realty Corp.	60,000	1,744,200
SL Green Realty Corp.	30,000	2,407,200

		10,209,800

Regional Malls – 14.2%
Glimcher Realty Trust	185,000	1,890,700
The Macerich Co.	25,000	1,476,250
Simon Property Group, Inc.	30,757	4,787,634
Tanger Factory Outlet Centers, Inc.	45,000	1,442,250
Taubman Centers, Inc.	30,000	2,314,800

		11,911,634

Shopping Centers – 8.7%
Acadia Realty Trust	87,500	2,028,250
DDR Corp.	66,264	970,105
Equity One, Inc.	50,000	1,060,000
Federal Realty Investment Trust	20,000	2,081,800
Regency Centers Corp.	25,000	1,189,250

		7,329,405

Storage – 2.0%
CubeSmart	140,000	1,633,800

Total Common Stocks (Cost $62,205,464)		80,185,619

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited) (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 4.6%
BNY Mellon Cash Reserve 0.05%, due 07/02/12	$3,921,935	$3,921,935

Total Short-Term Investments (Cost $3,921,935)		3,921,935

Total Investments — 100.0% (Cost $66,127,399*)		84,107,554
Liabilities in Excess of Other Assets — 0.0%		(25,898)

NET ASSETS — 100.0%		$84,081,656

† Non-income producing security * Aggregate cost is $66,127,399 and net unrealized appreciation is as follows:
Gross unrealized appreciation		$23,859,947
Gross unrealized depreciation		(5,879,792)

Net unrealized appreciation		$17,980,155

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.3%
Aerospace/Defense – 1.9%
Moog, Inc. Class A†	361,925	$14,965,599

Banking/Financial – 16.8%
Affiliated Managers Group, Inc.†	143,000	15,651,350
Community Bank System, Inc.	330,000	8,949,600
First Midwest Bancorp, Inc.	519,200	5,700,816
First Niagara Financial Group, Inc.	577,000	4,414,050
Glacier Bancorp, Inc.	380,000	5,886,200
IBERIABANK Corp.	167,600	8,455,420
MB Financial, Inc.	426,600	9,188,964
Northwest Bancshares, Inc.	923,221	10,810,918
Signature Bank†	235,000	14,327,950
SVB Financial Group†	239,000	14,034,080
Umpqua Holdings Corp.	713,741	9,392,831
United Bankshares, Inc.	351,000	9,083,880
Webster Financial Corp.	360,600	7,810,596
Wintrust Financial Corp.	280,000	9,940,000

		133,646,655

Basic Materials – 4.7%
Compass Minerals International, Inc.	113,000	8,619,640
PolyOne Corp.	821,000	11,231,280
Silgan Holdings, Inc.	418,000	17,844,420

		37,695,340

Business Services – 2.9%
Arbitron, Inc.	415,500	14,542,500
Cardtronics, Inc.†	278,900	8,425,569

		22,968,069

Consumer Durable – 2.4%
Jarden Corp.	450,000	18,909,000

Consumer Staples – 5.6%
Casey’s General Stores, Inc.	307,300	18,127,627
Harris Teeter Supermarkets, Inc.	401,500	16,457,485
Ralcorp Holdings, Inc.†	153,000	10,211,220

		44,796,332

Energy – 5.4%
Cabot Oil & Gas Corp.	334,800	13,191,120
Carrizo Oil & Gas, Inc.†	379,000	8,910,290
Kodiak Oil & Gas Corp.†	917,000	7,528,570
Northern Oil and Gas, Inc.†	403,000	6,423,820
Superior Energy Services, Inc.†	321,678	6,507,546

		42,561,346

	Number of Shares	Market Value (Note 1)
Health Care – 5.8%
Medicis Pharmaceutical Corp. Class A	420,000	$14,343,000
PAREXEL International Corp.†	570,000	16,091,100
West Pharmaceutical Services, Inc.	316,100	15,959,889

		46,393,989

Industrial – 12.6%
Actuant Corp. Class A	445,000	12,086,200
Cascade Corp.	176,500	8,304,325
Chicago Bridge & Iron Co. N.V.	475,100	18,034,796
Crane Co.	338,150	12,301,897
EnerSys†	519,500	18,218,865
MasTec, Inc.†	970,000	14,588,800
United Rentals, Inc.†	484,141	16,480,160

		100,015,043

Insurance/Services – 1.1%
Selective Insurance Group, Inc.	505,200	8,795,532

REITs – 8.6%
Highwoods Properties, Inc.	382,264	12,863,184
Home Properties, Inc.	212,700	13,051,272
Medical Properties Trust, Inc.	1,187,000	11,418,940
SL Green Realty Corp.	188,000	15,085,120
Ventas, Inc.	254,569	16,068,395

		68,486,911

Retailing – 9.0%
Aaron’s, Inc.	549,250	15,549,267
ANN, Inc.†	395,498	10,081,244
Brinker International, Inc.	450,000	14,341,500
Cabela’s, Inc.†	377,322	14,266,545
The Jones Group, Inc.	525,000	5,019,000
Jos. A. Bank Clothiers, Inc.†	288,400	12,245,464

		71,503,020

Technology – 11.5%
Anixter International, Inc.†	261,700	13,883,185
Belden, Inc.	464,600	15,494,410
CACI International, Inc. Class A†	156,000	8,583,120
ON Semiconductor Corp.†	1,370,800	9,732,680
Parametric Technology Corp.†	715,000	14,986,400
Quest Software, Inc.†	333,200	9,279,620
RF Micro Devices, Inc.†	2,027,000	8,614,750
Solera Holdings, Inc.	270,000	11,283,300

		91,857,465

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2012 (unaudited) (continued)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 7.0%
Avista Corp.	455,986	$12,174,826
El Paso Electric Co.	386,281	12,809,078
Portland General Electric Co.	363,500	9,690,910
Southwest Gas Corp.	276,110	12,052,202
UNS Energy Corp.	225,300	8,653,773

		55,380,789

Total Common Stocks (Cost $562,142,781)		757,975,090

	Principal Amount
SHORT-TERM INVESTMENTS – 5.3%
BNY Mellon Cash Reserve 0.05%, due 07/02/12	$42,398,427	42,398,427

Total Short-Term Investments (Cost $42,398,427)		42,398,427

Total Investments — 100.6% (Cost $604,541,208*)		800,373,517
Liabilities in Excess of Other Assets — (0.6%)		(4,967,765)

NET ASSETS — 100.0%		$795,405,752

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Aggregate cost is $604,541,208 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$215,400,685
Gross unrealized depreciation	(19,568,376)

Net unrealized appreciation	$195,832,309

See accompanying notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
ASSETS:
Investments in securities at value (cost $47,713,297, $66,127,399 and $604,541,208, respectively) (Note 1)	$50,549,736	$84,107,554	$800,373,517
Dividends receivable	56,615	211,484	912,096
Receivable for shares sold	2,000	3,229	535,901
Prepaid expenses	17,743	15,483	24,123

Total Assets	50,626,094	84,337,750	801,845,637

LIABILITIES:
Payable for shares redeemed	47,506	172,808	5,401,555
Accrued Advisory fees	30,229	41,519	568,828
Accrued Audit fees	13,453	16,218	19,975
Accrued Accounting/Administration services fees	8,453	8,454	43,674
Accrued Transfer Agent fees	7,008	11,211	349,932
Accrued Printing and Postage expenses	3,191	4,288	26,955
Accrued expenses and other liabilities	1,401	1,596	28,966

Total Liabilities	111,241	256,094	6,439,885

NET ASSETS:
Applicable to 1,471,691; 2,769,879 and 15,245,475 shares outstanding, respectively[1]	$50,514,853	$84,081,656	$795,405,752

Net asset value, offering and redemption price per share[2]	$34.32	$30.36	$52.17

SOURCE OF NET ASSETS:
Paid-in capital	$64,870,030	$65,771,777	$578,891,812
Undistributed net investment income	61,603	662,177	348,826
Accumulated net realized gain (loss) on investments	(17,253,219)	(332,453)	20,332,805
Net unrealized appreciation on investments	2,836,439	17,980,155	195,832,309

Net Assets	$50,514,853	$84,081,656	$795,405,752

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying notes to Financial Statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2012 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
INCOME:
Dividends	$386,445	$1,473,578	$5,310,761
Interest	624	903	10,196

Total Income	387,069	1,474,481	5,320,957

EXPENSES:
Advisory fees (Note 2)	201,513	254,570	3,610,765
Accounting/Administration services fees	41,707	41,727	261,915
Audit fees	13,453	16,218	19,975
Custodian fees	5,269	6,933	46,872
Directors’ fees	3,602	5,360	53,125
Legal fees	1,252	1,871	18,637
Miscellaneous expenses	3,218	4,243	34,148
Printing and Postage expenses	4,548	6,783	100,311
Registration fees	12,625	12,858	18,103
Taxes other than income taxes	2,302	3,230	31,165
Transfer Agent fees	35,977	57,260	777,115

Total Expenses	325,466	411,053	4,972,131

Net Investment Income	61,603	1,063,428	348,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,277,340)	(215,999)	13,326,409
Net increase in unrealized appreciation/depreciation on investments	3,996,632	9,986,798	23,259,671

Net Realized and Unrealized Gain on Investments	2,719,292	9,770,799	36,586,080

Net Increase in Net Assets Resulting From Operations	$2,780,895	$10,834,227	$36,934,906

See accompanying notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	6 Months Ended 6/30/12*	Year Ended 12/31/11	6 Months Ended 6/30/12*	Year Ended 12/31/11
OPERATIONS:
Net investment income	$61,603	$221,750	$1,063,428	$1,217,955
Net realized gain (loss) on investments	(1,277,340)	2,781,815	(215,999)	3,475,034
Net increase (decrease) in unrealized appreciation/depreciation on investments	3,996,632	(10,262,524)	9,986,798	(695,093)

Net Increase (Decrease) in Net Assets Resulting From Operations	2,780,895	(7,258,959)	10,834,227	3,997,896

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00, $0.15, $0.15 and $0.60 per share, respectively)	—	(242,137)	(411,859)	(1,743,528)
From realized gains on investments ($0.00, $0.00, $0.29 and $0.31 per share, respectively)	—	—	(806,446)	(886,783)

Total Distributions	—	(242,137)	(1,218,305)	(2,630,311)

CAPITAL SHARE TRANSACTIONS[1]	(4,640,331)	(10,951,798)	(3,855,627)	(1,241,393)

REDEMPTION FEES	1	1,444	516	5,445

Total Increase (Decrease) in Net Assets	(1,859,435)	(18,451,450)	5,760,811	131,637
NET ASSETS:
Beginning of period	52,374,288	70,825,738	78,320,845	78,189,208

End of period (including undistributed net investment income of $61,603, $0, $662,177 and $10,608, respectively)	$50,514,853	$52,374,288	$84,081,656	$78,320,845

	Small Cap Value Fund
	6 Months Ended 6/30/12*	Year Ended 12/31/11
OPERATIONS:
Net investment income (loss)	$348,826	$(952,747)
Net realized gain on investments	13,326,409	49,677,603
Net increase (decrease) in unrealized appreciation/depreciation on investments	23,259,671	(43,970,270)

Net Increase in Net Assets Resulting From Operations	36,934,906	4,754,586

CAPITAL SHARE TRANSACTIONS[1]	(13,186,216)	(88,642,530)

REDEMPTION FEES	10,904	39,829

Total Increase (Decrease) in Net Assets	23,759,594	(83,848,115)
NET ASSETS:
Beginning of period	771,646,158	855,494,273

End of period (including undistributed net investment income of $348,826 and $0, respectively)	$795,405,752	$771,646,158

*	Unaudited
[1]	A summary of capital share transactions is on the following page.

See accompanying notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Multi-Cap Fund
	6 Months Ended 6/30/12*		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	10,234	$357,588	50,404	$1,888,443
Shares reinvested from net investment income distributions	—	—	6,026	200,229

	10,234	357,588	56,430	2,088,672
Shares redeemed	(142,558)	(4,997,919)	(356,457)	(13,040,470)

Net Decrease	(132,324)	$(4,640,331)	(300,027)	$(10,951,798)

	Real Estate Fund
	6 Months Ended 6/30/12*		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	78,263	$2,267,015	318,783	$8,811,383
Shares reinvested from net investment income and capital gains distributions	34,091	993,787	79,564	2,119,179

	112,354	3,260,802	398,347	10,930,562
Shares redeemed	(245,074)	(7,116,429)	(446,863)	(12,171,955)

Net Decrease	(132,720)	$(3,855,627)	(48,516)	$(1,241,393)

	Small Cap Value Fund
	6 Months Ended 6/30/12*		Year Ended 12/31/11
	Shares	Value	Shares	Value
Shares issued	1,162,624	$61,028,586	2,786,212	$141,216,571
Shares redeemed	(1,413,980)	(74,214,802)	(4,531,861)	(229,859,101)

Net Decrease	(251,356)	$(13,186,216)	(1,745,649)	$(88,642,530)

*	Unaudited

See accompanying notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“Multi-Cap Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012 (unaudited)

The summary of inputs used to value each Fund’s net assets as of June 30, 2012 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$50,549,736	$84,107,554	$800,373,517
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$50,549,736	$84,107,554	$800,373,517

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the six months ended June 30, 2012, the Funds recognized no transfers to/from Level 1 or 2.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statement disclosures.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012 (unaudited)

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital or capital gains.

I. Redemption/Exchange Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the six months ended June 30, 2012, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $201,513; Real Estate Fund – $254,570; Small Cap Value Fund – $3,610,765. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each disinterested Director receives $3,000 for each meeting attended and an annual retainer of $9,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

On April 1, 2012, Foreside Distributors LLC, a subsidiary of Foreside Financial Group, completed the purchase of BNY Mellon Distributors LLC, the Funds’ principal underwriter. Effective as of the closing date, Foreside Funds Distributors LLC (formerly known as BNY Mellon Distributors LLC) entered into an underwriting agreement with each Fund on terms substantially similar to those of the underwriting agreement which existed prior to the sale.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012 (unaudited)

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2012 were as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Cost of purchases	$17,307,253	$8,616,016	$39,497,912
Proceeds of sales	$21,957,271	$12,781,212	$44,619,213

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2011 was as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Distributions paid from:
Ordinary income	$242,137	$1,743,528	$—
Long-term capital gain	—	886,783	—

	242,137	2,630,311	—
Return of capital	—	—	—

Total Distributions	$242,137	$2,630,311	$—

The tax character of distributions paid during the year ending December 31, 2012, will be reported in the Funds’ December 31, 2012 Annual Report.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$—	$10,608	$—
Undistributed realized capital gains	—	806,426	7,006,396
Capital loss carryforward	(15,847,607)	—	—
Deferred post-October losses	(128,272)	—	—
Unrealized appreciation (depreciation)	(1,160,193)	7,876,923	172,572,638

Total Accumulated Earnings	$(17,136,072)	$8,693,957	$179,579,034

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012 (unaudited)

As of December 31, 2011, Multi-Cap Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $10,083,397 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Real Estate Fund and Small Cap Value Fund had no net capital loss carryforwards for federal income tax purposes. For the year ended December 31, 2011 the Multi-Cap Fund, Real Estate Fund and Small Cap Value Fund utilized capital loss carryforwards of $2,194,620, $1,671,426 and $42,671,207, respectively.

Under the Act, any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund had a deferred post-October net long-term capital loss of $128,272, which will be treated as arising on the first business day of the fiscal year ending December 31, 2012.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small Cap Value Fund
Decrease paid-in capital	$(4,164)	$—	$(952,747)
Increase undistributed net investment income	$4,164	$—	$952,747

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/12*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$32.65	$37.20	$33.13	$26.70	$44.64	$41.82

Income From Investment Operations
Net investment income	0.04 [1]	0.13 [1]	0.11 [1]	0.17	0.11	0.27
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.09	— [2]
Net gains (losses) on securities (both realized and unrealized)	1.63	(4.53)	4.07	6.46	(16.85)	7.47

Total From Investment Operations	1.67	(4.40)	4.18	6.63	(16.65)	7.74

Less Distributions
Dividends (from net investment income)	—	(0.15)	(0.11)	(0.17)	(0.19)	(0.19)
Distributions (from capital gains)	—	—	—	—	(1.07)	(4.73)
Distributions (in excess of net investment income)	—	—	—	(0.03)	—	—
Distributions (in excess of capital gains)	—	—	—	—	(0.03)	—

Total Distributions	—	(0.15)	(0.11)	(0.20)	(1.29)	(4.92)

Net Asset Value, End of Period	$34.32	$32.65	$37.20	$33.13	$26.70	$44.64

Total Return	5.12%[3]	(11.84%)	12.64%	24.84%	(38.32%)	18.76%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$50,515	$52,374	$70,826	$73,020	$74,765	$101,169
Ratio of expenses to average net assets	1.21%[4]	1.18%	1.14%	1.19%	1.07%	1.06%
Ratio of net investment income to average net assets	0.23%[4]	0.36%	0.34%	0.54%	0.35%	0.42%
Portfolio turnover rate	33.78%[3]	33.56%	30.74%	30.91%	70.49%	25.68%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/12*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.98	$26.49	$21.87	$17.19	$28.57	$38.86

Income From Investment Operations
Net investment income	0.38 [1]	0.41 [1]	0.46 [1]	0.59	0.97	0.95
Redemption fees	— [2]	— [2]	— [2]	0.01	— [2]	— [2]
Net gains (losses) on securities (both realized and unrealized)	3.44	0.99	4.46	4.83	(8.57)	(6.36)

Total From Investment Operations	3.82	1.40	4.92	5.43	(7.60)	(5.41)

Less Distributions
Dividends (from net investment income)	(0.15)	(0.60)	(0.30)	(0.59)	(0.97)	(0.95)
Distributions (from capital gains)	(0.29)	(0.31)	—	—	(2.79)	(3.93)
Return of capital	—	—	—	(0.16)	(0.02)	—

Total Distributions	(0.44)	(0.91)	(0.30)	(0.75)	(3.78)	(4.88)

Net Asset Value, End of Period	$30.36	$26.98	$26.49	$21.87	$17.19	$28.57

Total Return	14.24%[3]	5.35%	22.60%	33.90%	(30.34%)	(15.35%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$84,082	$78,321	$78,189	$74,307	$68,060	$104,574
Ratio of expenses to average net assets	1.01%[4]	1.03%	1.04%	1.13%	1.00%	0.92%
Ratio of net investment income to average net assets	2.61%[4]	1.53%	1.92%	3.61%	3.64%	2.75%
Portfolio turnover rate	11.00%[3]	14.66%	7.16%	19.08%	17.54%	16.85%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/12*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$49.79	$49.62	$40.37	$34.25	$46.14	$48.43

Income From Investment Operations
Net investment income (loss)	0.02 [1]	(0.06)[1]	(0.04)[1]	(0.04)	(0.05)	0.11
Redemption fees	— [2]	— [2]	— [2]	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	2.36	0.23	9.29	6.15	(11.85)	(1.10)

Total From Investment Operations	2.38	0.17	9.25	6.12	(11.89)	(0.98)

Less Distributions
Dividends (from net investment income)	—	—	—	—	—	(0.10)
Distributions (from capital gains)	—	—	—	—	—	(1.21)

Total Distributions	—	—	—	—	—	(1.31)

Net Asset Value, End of Period	$52.17	$49.79	$49.62	$40.37	$34.25	$46.14

Total Return	4.78%[3]	0.34%	22.91%	17.87%	(25.77%)	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$795,406	$771,646	$855,494	$855,576	$664,594	$712,132
Ratio of expenses to average net assets	1.24%[4]	1.20%	1.22%	1.28%	1.22%	0.87%
Ratio of net investment income (loss) to average net assets	0.09%[4]	(0.11%)	(0.10%)	(0.12%)	(0.12%)	0.21%
Portfolio turnover rate	5.16%[3]	15.58%	6.47%	23.53%	26.14%	19.07%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to Financial Statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Multi-Cap Fund

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Six Month Period Ending 6/30/12*
Actual	$1,000.00	$1,051.20	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Six Month Period Ending 6/30/12*
Actual	$1,000.00	$1,142.40	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07
*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Small Cap Value Fund

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Six Month Period Ending 6/30/12*
Actual	$1,000.00	$1,047.80	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22
*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Investment Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting (the “Meeting”) held on April 24, 2012.

In advance of the Meeting, the Directors received various materials from the Advisor and others. The materials provided to the Directors, included, among other things, (i) a memorandum prepared by the law firm of Drinker Biddle & Reath LLP outlining the Directors’ duties and the applicable legal standards for the consideration of the renewal of the Advisory Agreements; (ii) a report prepared by Lipper, an independent company, which included comparative performance and expense information for the Funds and other investment companies with similar portfolio characteristics (“Lipper Report”); (iii) a report from the Advisor which outlined the services that the Advisor performs (and proposes to continue to perform) for the Funds, as well as information on certain Advisor personnel; and (iv) brokerage commission reports and information on soft dollar relationships for the Funds.

Prior to voting, the Directors reviewed the materials with management. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors reviewed and discussed various factors, the information provided by the Advisor at the Meeting and at other times throughout the year, and other relevant information including, but not limited to, the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain BNY Mellon Investment Servicing (US) Inc. to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the officers of the Funds who are employees of the Advisor.

The Directors noted that the scope of services provided under the Advisory Agreements continues to expand as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds, was also considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

The Directors concluded that the Advisor has the quality and depth of personnel and investment methods essential to perform its duties under the Advisory Agreements and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by Lipper, an independent third party, over annualized one-, three-, five- and ten-year periods ended at March 31, 2012. Based upon their review, the Directors concluded that the investment performance of the Funds was historically positive, with the Real Estate Fund and the Small Cap Value Fund each maintaining positive actual total returns for each period despite underperforming their respective peer group medians over all but one of the periods. Further, the Multi-Cap Fund lagged its peer group median performance in more recent periods, yet still maintained solid ten-year performance compared to its peers. The Directors noted that, in addition to the information received for the Meeting, they also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors noted that the Multi-Cap Fund and the Real Estate Fund have new portfolio managers. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts that the Directors believed to be similar enough to be relevant.

The costs of the services provided by the Advisor and the profits expected to be realized by the Advisor and its affiliates from their relationship with the Funds

The Directors considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive such research, which is used in the management of the portfolios of each Fund.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Funds are also clients of the Advisor and utilize the Advisor’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the Advisor.

The Directors also considered the advisory fees and net total expenses of each Fund in comparison to the advisory fees and net total expenses of funds within the aforementioned Funds’ peer groups. The comparitive information showed that the Funds’ advisory fees and net total expenses generally compare favorably to those of other similar funds.

The extent to which economies of scale could be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rates charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors considered that the fee structure currently does not account for a sharing of economies of scale as the Funds’ assets increase. The Directors considered that the Multi-Cap Fund’s and Small Cap Value Fund’s assets have both decreased in the past year and the Real Estate Fund’s assets have increased in the past year. The Directors noted that possible future economics of scale might accrue once the Funds’ assets increase further. The Directors concluded that the current fee structure is reasonable in view of the information provided by the Advisor.

ADVISORY AGREEMENTS (continued)

(unaudited)

Summary

Based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors that had been discussed as deemed relevant by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Multi-Cap and Small Cap Value Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

D I R E C T O R S
John A. Affleck, CFA	Lois Rothenberger	Joel H. Wilson
Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.
Brian G. Peirce
O F F I C E R S
John A. Affleck, CFA	Gerald M. Van Horn, CFA	Patricia L. Sloan
Chairman	President	Secretary & Treasurer
Stratton Mutual Funds	Stratton Small Cap Value Fund
Shawn M. Gallagher, CFA	Lynne M. Cannon	Brigid E. Hummel
President	Chief Compliance Officer &	Assistant Secretary &
Stratton Multi-Cap Fund	Chief Financial Officer	Assistant Treasurer
Andrew T. DiZio, CFA	Michelle A. Whalen
President	Assistant Vice President
Stratton Real Estate Fund

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K
Stratton Management Company	The Bank of New York Mellon
150 South Warner Road, Suite 460	One Wall Street
King of Prussia, PA 19406	New York, NY 10286

T R A N S F E R A G E N T & D I V I D E N D P A Y I N G A G E N T
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9801
Providence, RI 02940

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                          Stratton Real Estate Fund, Inc.

By (Signature and Title)*                 /s/ John A. Affleck

                                                           John A. Affleck, Chief Executive Officer

                                                           (principal executive officer)

Date        August 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ John A. Affleck

                                                           John A. Affleck, Chief Executive Officer

                                                           (principal executive officer)

Date        August 14, 2012

By (Signature and Title)*                 /s/ Lynne M. Cannon

                                                           Lynne M. Cannon, Chief Financial Officer

                                                           (principal financial officer)

Date        August 14, 2012

*	Print the name and title of each signing officer under his or her signature.